UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 10, 2011
Date of Report (date of earliest event reported)
VALENCE TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)
Delaware	0-20028	77-0214673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
12303 Technology Boulevard, Suite 950 Austin, Texas 78727
(Address of principal executive offices)

(512) 527-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

As disclosed in the Form 10-Q for the quarter ended September 30, 2011 filed by Valence Technology, Inc. (the “Company”) on November 8, 2011, the Company increased its allowance for doubtful accounts by $1.9 million in the quarter ended September 30, 2011 related to disputed amounts owed to the Company by Smith Electric Vehicles (“Smith”). On November 10, 2011, Smith paid the Company $2,390,916.25, which amount satisfied the outstanding payment obligations of Smith to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: November 14, 2011	By:	/s/ Roger A. Williams
Roger A. Williams
Vice President, General Counsel and Secretary

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